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                              SYNERON MEDICAL LTD.

                        THE 2004 ISRAEL STOCK OPTION PLAN






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                                TABLE OF CONTENTS

                                                                         PAGE

1.       PURPOSE............................................................1

2.       DEFINITIONS........................................................1

3.       ADMINISTRATION OF THE PLAN.........................................4

4.       DESIGNATION OF PARTICIPANTS & AWARD OF OPTIONS.....................6

5.       DESIGNATION OF OPTIONS PURSUANT TO SECTION 102.....................6

6.       TRUSTEE............................................................7

7.       SHARES RESERVED FOR THE PLAN; RESTRICTION THEREON..................8

8.       EXERCISE PRICE.....................................................8

9.       ADJUSTMENTS........................................................8

10.      TERM AND EXERCISE OF OPTIONS.......................................9

11.      VESTING OF OPTIONS................................................11

12.      PURCHASE FOR INVESTMENT...........................................11

13.      DIVIDENDS.........................................................11

14.      RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS.................11

15.      EFFECTIVE DATE AND DURATION OF THE PLANS..........................12

16.      AMENDMENTS OR TERMINATION.........................................12

17.      GOVERNMENT REGULATIONS............................................12

18.      CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES.......................12

19.      GOVERNING LAW & JURISDICTION......................................13

20.      TAX CONSEQUENCES..................................................13

21.      NON-EXCLUSIVITY OF THE PLAN.......................................13

22.      MULTIPLE AGREEMENTS...............................................13

23.      TERM OF PLAN......................................................13



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This plan, as amended from time to time,  shall be known as the Syneron  Medical
Ltd. 2004 Israel Stock Option Plan (the "PLAN").

1.       PURPOSE

         The Plan is intended to provide an incentive to retain, in the employ of the Company and its Affiliates (as defined below), persons of training, experience, and ability, to attract new employees, directors, consultants, service providers and any other entity which the Board (as defined below) shall decide their services are considered valuable to the Company, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company, pursuant to the Plan.

         This Plan shall apply only to Grantees who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax.

2.       DEFINITIONS

         For purposes of the Plan and related documents, including the Option Agreement, the following definitions shall apply:

         2.1  "AFFILIATE"  means any "employing  company"  within the meaning of
Section 102(a) of the Ordinance.

         2.2 "APPROVED 102 OPTION" means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Grantee.

         2.3 "ASSUMED" means that pursuant to a Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Transaction with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

         2.4 "BOARD" means the Board of Directors of the Company.

         2.5 "CAPITAL  GAIN OPTION" OR "CGO" shall have the meaning set forth in
Section 5.3 below.

         2.6 "CAUSE" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company, or such Affiliate, or in the absence of such then-effective written agreement and definition means, (i) conviction of any felony involving moral turpitude or affecting the Company;
(ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the Grantee's direct supervisor, which involves the business of the Company or its Affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its Affiliates; (iv) any breach of the Grantee's fiduciary duties or duties



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of care of the Company;  including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company.

         2.7 "CHAIRMAN" means the chairman of the Committee.

         2.8  "COMMITTEE"  means  any  committee   appointed  by  the  Board  to
administer the Plan.

         2.9 "COMPANIES LAW" means the Israeli Companies Law, as amended or replaced from time to time.

         2.10 "COMPANY" means Syneron Medical Ltd., a corporation organized under the laws of the state of Israel.

         2.11 "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in
Section 32(9) of the Ordinance.

         2.12 "DATE OF GRANT" means, the date of grant of an Option, as determined by the Board or Committee and set forth in the Grantee's Option Agreement.

         2.13 "EMPLOYEE" means a person subject to Israeli taxation who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

         2.14 "EXPIRATION DATE" means the date upon which an Option shall expire, as set forth in Section 10.2 of the Plan.

         2.15 "FAIR MARKET VALUE" means as of any date, the value of the Shares determined as follows:

                  If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market system, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system on the date of determination, as reported in any source as the Board deems reliable;

                  Without derogating from the above, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the Date of Grant, the Fair Market Value of a Share at the Date of Grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be;

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                  If the Shares are regularly quoted by a recognized  securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the date of determination, or;

                  In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

         2.16 "ITA" means the Israeli Tax Authorities.

         2.17 "NON-EMPLOYEE" means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

         2.18 "ORDINARY INCOME OPTION" OR "OIO" shall have the meaning set forth in Section 5.4 below.

         2.19 "OPTION" means an option to purchase one or more Shares of the Company pursuant to the Plan.

         2.20 "102 OPTION"  means any Option  granted to  Employees  pursuant to
Section 102 of the Ordinance.

         2.21 "3(I) OPTION" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

         2.22 "GRANTEE" means a person who receives or holds an Option under the Plan.

         2.23 "OPTION AGREEMENT" means the share option agreement between the Company and an Grantee that sets out the terms and conditions of an Option.

         2.24 "ORDINANCE" means the 1961 Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

         2.25 "PLAN" as defined in the recitals.

         2.26 "EXERCISE PRICE" means the price for each Share subject to an Option.

         2.27 "REPLACED" means that pursuant to a Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or parent of either of them which at least preserves the compensation element of such Option existing at the time of the Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive

         2.28 "SECTION 102" means section 102 of the Ordinance as now in effect or as hereafter amended.

         2.29 "SHARE" means the ordinary shares NIS 0.01 par value each, of the Company.

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         2.30 "TRANSACTION" means:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                  (iii) the complete liquidation or dissolution of the Company;

                  (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                  (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

         2.31 "TRUSTEE" means any individual appointed by the Company to serve as a trustee for the Plan and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

         2.32  "UNAPPROVED  102  OPTION"  means an Option  granted  pursuant  to
Section 102(c) of the Ordinance and not held in trust by a Trustee.

         2.33 "VESTED OPTION" means any Option, which has already been vested according to the Vesting Dates.

         2.34 "VESTING DATES" means, as determined by the Board or by the Committee, the date as of which the Grantee shall be entitled to exercise the Options or part of the Options, as set forth in Section 11 of the Plan.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Board or the Committee shall have the power to administer the Plan, all as provided by applicable law and in the Company's organizational documents. Notwithstanding the above, the Board shall automatically have residual authority if the Committee is not constituted or if such Committee shall cease to operate for any reason. In this Plan any reference to the term "Committee" shall also mean the Board if no Committee is operating at that time in the Company. The Board shall appoint the members of the Committee, and may from time to time remove members from, or add members to, the Committee.

         3.2 The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep


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records  of its  meetings  and shall  make such  rules and  regulations  for the conduct of its business, as it shall deem advisable.

         3.3 The Committee  shall have the full power and authority,  subject to
(i) the terms and conditions of the Plan, (ii) provisions of the Companies Law, and (iii) the approval of the Board to the extent required under applicable law to: (a) designate participants to whom Options shall be granted; (b) determine the terms and provisions of the respective Option Agreements, including, but not limited to, the number of Options to be granted to each Grantee, the number of Shares to be covered by each Option, provisions concerning the time and the extent to which the Options may be exercised and the nature and duration of restrictions as to the transferability or restrictions constituting substantial risk of forfeiture and to cancel or suspend awards, as necessary; (c) determine the Fair Market Value of the Shares covered by each Option; (d) make an election as to the type of 102 Approved Option; (e) designate the type of Options; (f) alter any restrictions and conditions of any Options or Shares subject to any Options; (g) interpret the provisions and supervise the administration of the Plan; (h) accelerate the right of an Grantee to exercise in whole or in part, any previously granted Option; (i) determine the Exercise Price of the Option;
(j) prescribe, amend and rescind rules and regulations relating to the Plan; and
(k) make all other determinations deemed necessary or advisable for the administration of the Plan.

         3.4 Notwithstanding Section 3.3, (i) the reduction of the Exercise Price of any Option awarded under the Plan shall be subject to stockholder approval and (ii) canceling an Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Transaction.

         3.5 Subject to the Company's organizational documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's organizational documents, as the same may be in effect from time to time.

         3.6 The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

         3.7 Subject to the Company's organizational documents and the Company's decision and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including fees of legal counsel) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's organizational documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.


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4.       DESIGNATION OF PARTICIPANTS & AWARD OF OPTIONS

         4.1 The persons eligible for participation in the Plan as Grantees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; (ii) Non-Employees may only be granted 3(i) Options; and (iii) Controlling Shareholders may only be granted 3(i) Options.

         4.2 The grant of an Option hereunder shall neither entitle the Grantee to participate nor disqualify the Grantee from participating in, any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its Affiliates.

         4.3 Anything in the Plan to the contrary notwithstanding, all grants of Options to directors and office holders shall be authorized and implemented in accordance with the provisions of any applicable law, as in effect from time to time.

         4.4 The Committee in its discretion may award to Grantees Options to purchase Shares in the Company available under the Plan. Options may be granted at any time after this Plan has been approved by the Board and until the end of the term of the Plan as provided in Section 23 below. Provided however that Options shall not be granted until the lapse of 30 days following the receipt by the ITA of a request by the Company to approve the Plan.

5.       DESIGNATION OF OPTIONS PURSUANT TO SECTION 102

         The Company may  designate  Options  granted to  Employees  pursuant to
Section 102 as Unapproved 102 Options or Approved 102 Options.

         5.1 The grant of Approved 102 Options shall be made under this Plan adopted by the Board as described in Section 16 below, and shall be conditioned upon the approval of this Plan by the ITA.

         5.2 Approved 102 Options may either be classified as Capital Gain Option ("CGO") or Ordinary Income Option ("OIO").

         5.3 Approved 102 Options elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance shall be referred to herein as CGO.

         5.4 Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance shall be referred to herein as OIO.

         5.5 The Company's election of the type of Approved 102 Options as CGO or OIO granted to Employees (the "ELECTION"), shall be appropriately filed with the ITA before the Date of Grant of an Approved 102 Option. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Option under this Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant ONLY the type of Approved 102 Option it has elected, and shall apply to all Employees who were granted Approved 102 Options



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during the period  indicated  herein,  all in accordance  with the provisions of
Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

         5.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 6 below.

                  For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102 and the regulations promulgated thereunder.

         5.7 Any provision of Section 102 and/or regulations promulgated thereunder and/or any applicable law, which is necessary in order to receive and/or to keep any tax benefit pursuant thereto, which is not expressly specified in the Plan or in the Option Agreement, shall be considered binding upon the Company and the Grantees.

6.       TRUSTEE

         6.1 Approved 102 Options which shall be granted under the Plan and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Grantees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "HOLDING PERIOD"). In the event the requirements for Approved 102 Options are not met, then the Approved 102 Options shall be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

         6.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Grantee's tax liabilities arising from Approved 102 Options or until the Trustee has ensured the payment of the tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

         6.3 Upon receipt of any Approved 102 Option, the Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision taken and executed in good faith in relation with the Plan, or any Approved 102 Option or Share granted to him thereunder.

         6.4 With respect to any Approved 102 Option, unless permitted and to the extent allowable by the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, a Grantee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under
Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Grantee.

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

         6.5 During the Restricted Period, all benefits arising from the 102 Options/Shares, including share dividends (bonus shares) shall be deposited with the Trustee for the duration of the Restricted Period, and the provisions of
Section 102 shall apply to such benefits.

7.       SHARES RESERVED FOR THE PLAN; RESTRICTION THEREON

         7.1 Subject to adjustment as set forth in Section 9 below, the maximum aggregate number of authorized but unissued Shares which the Company has reserved for issuance pursuant to the Plan is 1,000,000 Shares plus an annual increase to be added on the first business day of each calendar year beginning in 2005 equal to three percent (3 %) of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Board. Any Shares which remain unissued and which are not subject to the outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled or forfeited prior to its exercise or relinquishment in full, the Shares subject to such Option may again be subjected to an Option under the Plan.

         7.2 Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Grantee, in such form as the Board or the Committee shall from time to time approve. Each Option Agreement shall state, among other matters, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the Vesting Dates, the Exercise Price per share, the Expiration Date and such other terms and conditions as the Committee or the Board in its discretion may prescribe, provided that they are consistent with this Plan.

8.       EXERCISE PRICE

         8.1 The Exercise Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Exercise Price determined for each Grantee.

         8.2 The Exercise Price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash or check or another secure method of payment as may be customary in the Company. The Committee shall have the authority to postpone the date of payment on such terms as it may determine.

         8.3 The Exercise Price shall be denominated in the currency of the primary economic environment of, either the Company or the Grantee (that is the functional currency of the Company or the currency in which the Grantee is paid) as determined by the Company.

9.       ADJUSTMENTS

         Upon the occurrence of any of the following described events, a Grantee's rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

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         9.1 Effective upon the  consummation of a Transaction,  all outstanding
Options under the Plan shall terminate. However, all such Options shall not terminate to the extent they are Assumed in connection with the Transaction.

         9.2 Except as provided otherwise in an individual Option Agreement, in the event of a Transaction, for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the shares at the time represented by such portion of the Option, immediately prior to the specified effective date of such Transaction, provided that the Optionee's employment or service with the Company or any Affiliate has not terminated prior to such date. The portion of the Option that is not Assumed shall terminate under Section 9.1 to the extent not exercised prior to the consummation of such Transaction.

         9.3 If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Plan or subject to any Options therefore granted, and the Exercise Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Exercise Price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding shares. Upon the happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 7 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted, all as will be determined by the Board whose determination shall be final.

10.      TERM AND EXERCISE OF OPTIONS

         10.1 Options shall be exercised by the Grantee by giving written notice to the Company and/or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company and when applicable, by the Trustee in accordance with the requirements of
Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the Exercise Price at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

         10.2 Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (i) 7 years from the Date of Grant or a different period which may be shorter or longer as set forth in the Option Agreement; and
(ii) the  expiration  of any  extended  period in any of the events set forth in
Section 10.5 below.

         10.3 The Options may be exercised by the Grantee in whole, at any time, or in part, from time to time, to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 10.5 below, the Grantee is employed by or providing services to the Company or any of its Affiliates, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

         10.4 Subject to the provisions of Section 10.5 below, in the event of termination of the Grantee's employment or services with the Company or any of its Affiliates, all un-vested Options granted to such Grantee will immediately expire.

         10.5 Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Grantee's Option Agreement, an Option may be exercised after the date of termination of Grantee's employment or service with the Company or any Affiliates during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

                  (i) termination is without Cause, in which case any Vested Option still in force and unexpired may be exercised within a period of ninety
(90) days after the date of such termination; or

                  (ii) termination is the result of death or disability of the Grantee, in which case any Vested Option still in force and unexpired may be exercised within a period of twelve (12) months after the date of such termination; or

                  (iii) prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

                           For  avoidance  of  any  doubt,   if  termination  of
employment or service is for Cause, any outstanding unexercised Option (whether vested or non-vested), will immediately expire and terminate, and the Grantee shall not have any right in connection to such outstanding Options.

         10.6 POST TERMINATION FORFEITURE. The reason of termination notwithstanding, if during the period after the termination of engagement during which the Grantee may still exercise Options, the Grantee breaches the confidentiality, non-competition non-solicitation, non-use or assignment of intellectual property undertakings binding upon him/her, the Company shall have the right (only to the extent specifically set forth in the Grantee's Option Agreement) to effect a forfeiture of all Options (whether vested or non-vested) then outstanding, and the Shares covered by such Options shall revert to the Plan.

         10.7 To avoid doubt, the holders of Options shall not be deemed owners of the Shares issuable upon the exercise of Options and shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option, until registration of the Grantee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Plan.

                  Any form of Option Agreement authorized by the Plan may contain such other provisions as the Committee may, from time to time, deem advisable.

                  With respect to any Unapproved 102 Option, if the Grantee ceases to be employed by the Company or any Affiliate, the Grantee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of
Section 102 and the rules, regulation or orders promulgated thereunder.

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11.      VESTING OF OPTIONS

         11.1 Subject to the provisions of the Plan, each Option shall vest following the Vesting Dates and for the number of Shares as shall be provided in the Option Agreement. However, no Option shall vest after the termination of engagement as set forth in Section 10.2 above and no option shall be exercisable after the Expiration Date.

         11.2 An Option may be subject to such other terms and conditions at the time or times when it may be exercised, as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

12.      PURCHASE FOR INVESTMENT

         The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Grantee (or his legal representative, heir or legatee, in the event of the Grantee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Grantee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth: (i) any representations and undertakings which such Grantee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Grantee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Grantee.

13.      DIVIDENDS

         With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Grantee and held by the Grantee or by the Trustee, as the case may be, the Grantee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's organizational documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

14.      RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

         14.1 No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral, or any right with respect to it given to any third party whatsoever, except as specifically allowed under the Plan. During the lifetime of the Grantee, each and all of such Grantee's rights to purchase Shares hereunder shall be exercisable only by the Grantee.

                  Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

         14.2 As long as the Shares are held by the Trustee on behalf of the Grantee, all rights of the Grantee over the Shares are personal and may not be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

15.      EFFECTIVE DATE AND DURATION OF THE PLANS

         The Plan shall be effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company and shall continue in effect until terminated by the Board or until the expiration of the term of the Plan as provided in Section 23 below.

16.      AMENDMENTS OR TERMINATION

         16.1 The Board may at any time, and when applicable, after consultation with the Trustee, amend, alter, suspend or terminate the Plan, provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable laws or the rules of any applicable stock exchange or national market system, or if such amendment would change any of the provisions of Section 3.4 or this
Section 16.1.

         16.2 No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Company, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

17.      GOVERNMENT REGULATIONS

         The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Grantee, including the registration of the Shares under the United States Securities Act of 1933, and the Ordinance and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities laws of any jurisdiction.

18.      CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

         Neither the Plan nor the Option Agreement with the Grantee shall impose any obligation on the Company or an Affiliate thereof, to continue any Grantee in its employ or service, and nothing in the Plan or in any Option granted pursuant thereto shall confer upon any Grantee any right to continue in the employ or service of the Company or an Affiliate thereof or restrict the right of the Company or an Affiliate thereof to terminate such employment or service at any time.

19.      GOVERNING LAW & JURISDICTION

         The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the city of Haifa, Israel shall have sole jurisdiction in any matters pertaining to the Plan.

20.      TAX CONSEQUENCES

         20.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Affiliates, the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes. Furthermore, the Grantee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

         20.2 The Company and/or, when applicable, the Trustee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

21.      NON-EXCLUSIVITY OF THE PLAN

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

22.      MULTIPLE AGREEMENTS

         The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Grantee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Grantee.

23.      TERM OF PLAN

         The Plan shall terminate ten (10) years after the Plan is adopted by the Board, and no Option shall be granted pursuant to the Plan after that date, subject to earlier termination as provided in Paragraph 10 above.